NOVOCURE 2024 OMNIBUS INCENTIVE PLAN

FORMS OF RESTRICTED SHARE UNIT AWARD NOTICE

Israel RSU Agreement
Novocure Limited

2024 Omnibus Incentive Plan

Restricted Share Unit Award Notice

###PARTICIPANT_NAME###
You have been awarded an Other Share-Based Award in the form of restricted share units with respect to ordinary shares of Novocure Limited, a Jersey Isle company (the “Company”), pursuant to the terms and conditions of the Novocure Limited 2024 Omnibus Incentive Plan (the “Plan”) and the Restricted Share Unit Award Agreement attached hereto (together with this Award Notice, the “Agreement”). Capitalized terms not defined herein shall have the meanings specified in the Plan or the Agreement, as applicable.
Restricted Share Units:    You have been awarded a restricted share unit award with respect to ###TOTAL_AWARDS### Ordinary Shares, subject to adjustment as provided in the Plan (the “Award”).
Grant Date:        ###GRANT_DATE### (“Grant Date”)
Vesting Schedule:    Except as otherwise provided in the Plan, the Agreement or any other agreement between you and the Company, the Award shall vest on the dates and in the amounts set forth below, provided you remain continuously employed by the Company through the applicable vesting date.

Vesting Dates	Restricted Share Units Vesting
###VEST_SCHEDULE_TABLE###

NOVOCURE LIMITED

By:
William F. Doyle
Executive Chairman of the Board of Directors

Israel RSU Agreement

Acknowledgment, Acceptance and Agreement:
By electronically accepting this Award Notice, I hereby acknowledge receipt of the Agreement and the Plan, accept the Award granted to me and agree to be bound by the terms and conditions of this Award Notice, the Agreement and the Plan.

Signed as of ###ACCEPTANCE_DATE###.

PARTICIPANT

By:
Name:	###PARTICIPANT_NAME###

Israel RSU Agreement
Novocure Limited

2024 Omnibus Incentive Plan

Restricted Share Unit Award Agreement

Novocure Limited, a Jersey Isle company (the “Company”), hereby grants to the individual (the “Participant”) named in the award notice attached hereto (the “Award Notice”) as of the date set forth in the Award Notice (the “Grant Date”), pursuant to the terms and conditions of the Novocure Limited 2024 Omnibus Incentive Plan (the “Plan”), a restricted share unit award (the “Award”) with respect to the number of ordinary shares of the Company (“Ordinary Shares”), set forth in the Award Notice, upon and subject to the restrictions, terms and conditions set forth in the Award Notice, the Plan and this agreement (the “Agreement”).

1.Award Subject to Acceptance of Agreement. The Award shall be null and void unless the Participant electronically accepts the Award Notice and this Agreement within the Participant’s stock plan account with the Company’s stock plan administrator according to the procedures then in effect.
2.Rights as a Stockholder. The Participant shall not be entitled to any privileges of ownership with respect to the Ordinary Shares subject to the Award unless and until, and only to the extent, such Ordinary Shares become vested pursuant to Section 3 hereof and the Participant becomes a shareholder of record with respect to such Ordinary Shares.
3.Restriction Period and Vesting. The Award shall vest in accordance with the vesting schedule set forth in the Award Notice, provided the Participant remains continuously employed by the Company through the applicable vesting date. The period of time prior to the vesting shall be referred to herein as the “Restriction Period.” In the event of the Participant’s Termination, the portion of the Award that was not vested immediately prior to such Termination shall be immediately forfeited by the Participant and cancelled by the Company.
4.Settlement of Award.  Subject to Article 6, as soon as practicable (but not later than 30 days) after the vesting of the Award, in whole or part, the Company shall issue or transfer to the Participant (or such other person as is acceptable to the Company and designated in writing by the Participant) the number of Ordinary Shares underlying the vested portion of the Award. The Company may effect such issuance or transfer either by the delivery of one or more share certificates to the Participant or by making an appropriate entry on the books of the Company or the transfer agent of the Company. Except as otherwise provided in Section 6.1, the Company shall pay all original issue or transfer taxes and all fees and expenses incident to such delivery or issuance.  Prior to the issuance or transfer to the Participant of the Ordinary Shares subject to the Award, the Participant shall have no direct or secured claim in any specific assets of the Company or in such Ordinary Shares, and will have the status of a general unsecured creditor of the Company.
5.Restrictions or Transfer, Representations and Detrimental Activity.
5.1.Restrictions on Transfer of Award. The provisions in the Plan regarding restrictions on Transfer shall apply to the Award.
5.2.Representations. Upon the vesting of the Award, the Participant: (i) will be deemed to acknowledge and make such representations and warranties as may be requested by the Company for compliance with applicable laws, and any issuances of Ordinary Shares by the Company shall be made in reliance upon the express representations and warranties of the Participant; and (ii) will not sell, transfer or otherwise dispose of the Ordinary Shares in violation of the Plan or this Agreement or dispose of the Ordinary Shares unless and until the Participant has complied with all requirements of this Agreement applicable to the disposition of the Ordinary Shares.

Israel RSU Agreement
5.3.Detrimental Activity.
(a)Pursuant to the Plan, in the event the Participant engages in Detrimental Activity prior to, or during the one year period after, any settlement of the Award, the Committee shall direct (at any time within one year thereafter) that the Award (whether vested or unvested) shall be immediately forfeited to the Company and that the Participant shall pay over to the Company (i) the Ordinary Shares received from the settlement of the Award or (ii) if Ordinary Shares received from the settlement of the Award have been transferred, an amount equal to the Fair Market Value of such Ordinary Shares on the date of settlement.
(b)The restrictions regarding Detrimental Activity are necessary for the protection of the business and goodwill of the Company and are considered by the Participant to be reasonable for such purposes. Without intending to limit the legal or equitable remedies available in the Plan and in this Agreement, the Participant acknowledges that engaging in Detrimental Activity will cause the Company material irreparable injury for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of such activity or threat thereof, the Company shall be entitled, in addition to the remedies provided under the Plan, to obtain from any court of competent jurisdiction a temporary restraining order or a preliminary or permanent injunction restraining the Participant from engaging in Detrimental Activity or such other relief as may be required to specifically enforce any of the covenants in the Plan and this Agreement without the necessity of posting a bond, and in the case of a temporary restraining order or a preliminary injunction, without having to prove special damages.

6.Additional Terms and Conditions of Award.
6.1.
6.1.Withholding Taxes.

(a)As a condition precedent to the issuance or transfer of any Ordinary Shares upon the vesting of the Award, the Participant shall, upon request by the Company, pay to the Company such amount as the Company may be required, under all applicable federal, state, local or other laws or regulations, to withhold and pay over as income or other withholding taxes (the “Required Tax Payments”) with respect to the issuance or transfer of such Ordinary Shares. If the Participant shall fail to advance the Required Tax Payments after request by the Company, the Company may, in its discretion, deduct any Required Tax Payments from any amount then or thereafter payable by the Company to the Participant.
(b)Under the terms of this Agreement, the Participant’s obligations to pay the Required Tax Payments shall be satisfied, at the election of the Participant, by one of the following means: (i) a check or cash payment to the Company; (ii) except as may be prohibited by applicable law, a cash payment by a broker whom the Company has selected for this purpose and to whom the Participant has authorized to sell any shares acquired upon the vesting of the award to meet the Required Tax Payments; or (iii) any combination of (i) and (ii); provided, further, that if the settlement date of the award occurs during any blackout period under the Company’s insider trading policy, then the Participant shall be required to sell a number of whole Ordinary Shares which would otherwise be delivered to the Participant upon the vesting of the Award having an aggregate Fair Market Value, determined as of the date on which such withholding obligation arises, equal to the Required Tax Payments and remit such proceeds to the Company to pay such Required Tax Payments. Ordinary Shares to be delivered to the Company or withheld may not have a Fair Market Value in excess of the minimum amount of the Required Tax Payments (or such greater withholding amount to the extent permitted by applicable withholding rules and accounting rules without resulting in variable accounting treatment). No certificate representing an Ordinary Share shall be delivered until the Required Tax Payments have been satisfied in full.
6.2.Provisions of Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan, including the amendment provisions thereof and the provisions

Israel RSU Agreement
relating to a Change of Control, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. The Plan is incorporated herein by reference. If and to the extent that this Agreement conflicts or is inconsistent with the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly.
6.3.Notices. All notices, demands or requests made pursuant to, under or by virtue of this Agreement must be in writing and sent to the party to which the notice, demand or request is being made:
(a)unless otherwise specified by the Company in a notice delivered by the Company in accordance with this Section 6.3, any notice required to be delivered to the Company shall be properly delivered if delivered to:
NovoCure Limited
1550 Liberty Ridge Drive, Suite 115
Wayne, PA 19087
Attention: Legal
(b)if to the Participant, to the address on file with the Company.
Any notice, demand or request, if made in accordance with this Section 6.3 shall be deemed to have been duly given: (i) when delivered in person; (ii) three days after being sent by United States mail; or (iii) on the first business day following the date of deposit if delivered by a nationally recognized overnight delivery service.
6.4.No Right to Employment/Consultancy/Directorship. This Agreement shall not give the Participant or other person any right to employment, consultancy or directorship by the Company or any of its Subsidiaries, or limit in any way the right of the Company or any of its Subsidiaries to terminate the Participant’s employment, consultancy or directorship at any time.
6.5.Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT, FOR ITSELF AND ITS AFFILIATES, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE ACTIONS OF THE PARTIES HERETO OR THEIR RESPECTIVE AFFILIATES PURSUANT TO THE PLAN OR THIS AGREEMENT OR IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT OF THE PLAN OR THIS AGREEMENT.
6.6.Severability of Provisions. If at any time any of the provisions of this Agreement shall be held invalid or unenforceable, or are prohibited by the laws of the jurisdiction where they are to be performed or enforced, by reason of being vague or unreasonable as to duration or geographic scope or scope of the activities restricted, or for any other reason, such provisions shall be considered divisible and shall become and be immediately amended to include only such restrictions and to such extent as shall be deemed to be reasonable and enforceable by the court or other body having jurisdiction over this Agreement and the Company and the Participant agree that the provisions of this Agreement, as so amended, shall be valid and binding as though any invalid or unenforceable provisions had not been included.
6.7.Governing Law. All matters arising out of or relating to this Agreement and the transactions contemplated hereby, including its validity, interpretation, construction, performance and enforcement, shall be governed by and construed in accordance with the internal laws of the Jersey Isles, without giving effect to its principles of conflict of laws.
6.8.Section 409A. The Award is intended to be exempt from the applicable requirements of Section 409A as short-term deferrals and shall be limited, construed and interpreted in accordance with such intent; provided, that the Company does not guarantee to the Participant any particular tax treatment of the Award. In no event whatsoever shall the Company be liable for any

Israel RSU Agreement
additional tax, interest or penalties that may be imposed on the Participant by Section 409A or any damages for failing to comply with Section 409A.
6.9.Interpretation. Unless a clear contrary intention appears: (i) the defined terms herein shall apply equally to both the singular and plural forms of such terms; (ii) reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are not prohibited by the Plan or this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually; (iii) any pronoun shall include the corresponding masculine, feminine and neuter forms; (iv) reference to any agreement, document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof; (v) reference to any law, rule or regulation means such law, rule or regulation as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any law, rule or regulation means that provision of such law, rule or regulation from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision; (vi) “hereunder,” “hereof,” “hereto,” and words of similar import shall be deemed references to this Agreement as a whole and not to any particular article, section or other provision hereof; (vii) numbered or lettered articles, sections and subsections herein contained refer to articles, sections and subsections of this Agreement; (viii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term; (ix) “or” is used in the inclusive sense of “and/or”; (x) references to documents, instruments or agreements shall be deemed to refer as well to all addenda, exhibits, schedules or amendments thereto; and (xi) reference to dollars or $ shall be deemed to refer to U.S. dollars.
6.10.No Strict Construction. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

Israel RSU Agreement

Novocure Limited

2024 Omnibus Incentive Plan

Restricted Share Unit Award Notice

###PARTICIPANT_NAME###
You have been awarded an Other Share-Based Award in the form of restricted share units with respect to ordinary shares of Novocure Limited, a Jersey Isle company (the “Company”), pursuant to the terms and conditions of the Novocure Limited 2024 Omnibus Incentive Plan and the Israeli Sub-Plan attached thereto (the “Plan”) and the Restricted Share Unit Award Agreement attached hereto (together with this Award Notice, the “Agreement”). Capitalized terms not defined herein shall have the meanings specified in the Plan or the Agreement, as applicable.
Restricted Share Units:    You have been awarded a restricted share unit award with respect to ###TOTAL_AWARDS### Ordinary Shares, subject to adjustment as provided in the Plan (the “Award”).
Grant Date:        ###GRANT_DATE### (“Grant Date”)
Vesting Schedule:    Except as otherwise provided in the Plan, the Agreement or any other agreement between you and the Company, the Award shall vest on the dates and in the amounts set forth below, provided you remain continuously employed by the Company through the applicable vesting date.

Vesting Dates	Restricted Share Units Vesting
###VEST_SCHEDULE_TABLE###

NOVOCURE LIMITED

By:
William F. Doyle
Executive Chairman of the Board of Directors

Israel RSU Agreement

Acknowledgment, Acceptance and Agreement:
By electronically accepting this Award Notice, I hereby acknowledge receipt of the Agreement and the Plan, accept the Award granted to me and agree to be bound by the terms and conditions of this Award Notice, the Agreement and the Plan.

Signed as of ###ACCEPTANCE_DATE###.

PARTICIPANT

By:
Name:	###PARTICIPANT_NAME###

Israel RSU Agreement

Novocure Limited

2024 Omnibus Incentive Plan

Restricted Share Unit Award Agreement

Novocure Limited, a Jersey Isle company (the “Company”), hereby grants to the individual (the “Participant”) named in the award notice attached hereto (the “Award Notice”) as of the date set forth in the Award Notice (the “Grant Date”), pursuant to the terms and conditions of the Novocure Limited 2024 Omnibus Incentive Plan and the Israeli Sub-Plan attached thereto (the “Plan”), a restricted share unit award (the “Award”) with respect to the number of ordinary shares of the Company (“Ordinary Shares”), set forth in the Award Notice, upon and subject to the restrictions, terms and conditions set forth in the Award Notice, the Plan and this agreement (the “Agreement”).

1.Award Subject to Acceptance of Agreement. The Award shall be null and void unless the Participant electronically accepts the Award Notice and this Agreement within the Participant’s stock plan account with the Company’s stock plan administrator according to the procedures then in effect.
2.For Israeli Participants under Section 102:
2.1.Ordinary Shares vested pursuant to Section 3 hereof are intended to be issued on Participant's behalf to the Trustee under the provisions of the capital track special tax treatment within the meaning of Section 102 of the Israeli Tax Ordinance [New Version], as amended (the “Ordinance”), and the Income Tax Rules (Tax Benefits in Share Issuances to Employees) 5763-2003 (the “Rules”) and will be held by the Trustee for the period stated under the Ordinance and the Rules promulgated thereunder (“Section 102”).
2.2.
2.3.The Ordinary Shares issued to the Trustee on Participant's behalf according to the provisions of Section 102, the Plan and the Trust Agreement signed between the Company and the Trustee (the “Trust Agreement”) and the Participant hereby (i) approves and acknowledges the Trust Agreement (as may be amended from time to time), (ii) approves and acknowledges that the Participant is familiar with the provisions of Section 102, (iii) undertakes not to sell or transfer the Ordinary Shares issued to the Trustee on Participant's behalf prior to the lapse of the period in which such Ordinary Shares are held in trust by the Trustee, unless the Participant pays all taxes, which may arise in connection with such sale and/or transfer, and (iv) approves and acknowledges that the issuance of Ordinary Shares, constitutes inter alia, without derogating from other benefits or remuneration, adequate consideration for 'service inventions' ('hamtzaat sherut', as such term in defined under Section 132 of the Israeli Patents Law, 5727-1967) for the purposes of Section 134 thereof, to the extent applicable.
2.4.
3.Rights as a Stockholder. The Participant shall not be entitled to any privileges of ownership with respect to the Ordinary Shares subject to the Award unless and until, and only to the extent, such Ordinary Shares become vested pursuant to Section 3 hereof and the Participant becomes a shareholder of record with respect to such Ordinary Shares.
4.Restriction Period and Vesting. The Award shall vest in accordance with the vesting schedule set forth in the Award Notice, provided the Participant remains continuously employed by the Company through the applicable vesting date. The period of time prior to the vesting shall be referred to herein as the “Restriction Period.” In the event of the Participant’s Termination, the portion of the Award that was not vested immediately prior to such Termination shall be immediately forfeited by the Participant and cancelled by the Company.
5.Settlement of Award.  Subject to Article 6, as soon as practicable (but not later than 30 days) after the vesting of the Award, in whole or part, the Company shall issue or transfer to the Participant (or such other person as is acceptable to the Company and designated in writing by the Participant) the number of Ordinary Shares underlying the vested portion of the Award. The Company

Israel RSU Agreement
may effect such issuance or transfer either by the delivery of one or more share certificates to the Participant or by making an appropriate entry on the books of the Company or the transfer agent of the Company. Except as otherwise provided in Section 6.1, the Company shall pay all original issue or transfer taxes and all fees and expenses incident to such delivery or issuance.  Prior to the issuance or transfer to the Participant of the Ordinary Shares subject to the Award, the Participant shall have no direct or secured claim in any specific assets of the Company or in such Ordinary Shares, and will have the status of a general unsecured creditor of the Company.
6.Restrictions or Transfer, Representations and Detrimental Activity.
6.1.Restrictions on Transfer of Award. The provisions in the Plan regarding restrictions on Transfer shall apply to the Award.
6.2.Representations. Upon the vesting of the Award, the Participant: (i) will be deemed to acknowledge and make such representations and warranties as may be requested by the Company for compliance with applicable laws, and any issuances of Ordinary Shares by the Company shall be made in reliance upon the express representations and warranties of the Participant; and (ii) will not sell, transfer or otherwise dispose of the Ordinary Shares in violation of the Plan or this Agreement or dispose of the Ordinary Shares unless and until the Participant has complied with all requirements of this Agreement applicable to the disposition of the Ordinary Shares.
6.3.Detrimental Activity.
(a)Pursuant to the Plan, in the event the Participant engages in Detrimental Activity prior to, or during the one year period after, any settlement of the Award, the Committee shall direct (at any time within one year thereafter) that the Award (whether vested or unvested) shall be immediately forfeited to the Company and that the Participant shall pay over to the Company (i) the Ordinary Shares received from the settlement of the Award or (ii) if Ordinary Shares received from the settlement of the Award have been transferred, an amount equal to the Fair Market Value of such Ordinary Shares on the date of settlement.
(b)The restrictions regarding Detrimental Activity are necessary for the protection of the business and goodwill of the Company and are considered by the Participant to be reasonable for such purposes. Without intending to limit the legal or equitable remedies available in the Plan and in this Agreement, the Participant acknowledges that engaging in Detrimental Activity will cause the Company material irreparable injury for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of such activity or threat thereof, the Company shall be entitled, in addition to the remedies provided under the Plan, to obtain from any court of competent jurisdiction a temporary restraining order or a preliminary or permanent injunction restraining the Participant from engaging in Detrimental Activity or such other relief as may be required to specifically enforce any of the covenants in the Plan and this Agreement without the necessity of posting a bond, and in the case of a temporary restraining order or a preliminary injunction, without having to prove special damages.

7.Additional Terms and Conditions of Award.
7.1.
7.1.Withholding Taxes.

(a)As a condition precedent to the issuance or transfer of any Ordinary Shares upon the vesting of the Award, the Participant shall, upon request by the Company, pay to the Company such amount as the Company may be required, under all

Israel RSU Agreement
applicable federal, state, local or other laws or regulations, to withhold and pay over as income or other withholding taxes (the “Required Tax Payments”) with respect to the issuance or transfer of such Ordinary Shares. If the Participant shall fail to advance the Required Tax Payments after request by the Company, the Company may, in its discretion, deduct any Required Tax Payments from any amount then or thereafter payable by the Company to the Participant.
(b)Under the terms of this Agreement, the Participant’s obligations to pay the Required Tax Payments shall be satisfied, at the election of the Participant, by one of the following means: (i) a check or cash payment to the Company; (ii) except as may be prohibited by applicable law, a cash payment by a broker whom the Company has selected for this purpose and to whom the Participant has authorized to sell any shares acquired upon the vesting of the award to meet the Required Tax Payments; or (iii) any combination of (i) and (ii); provided, further, that if the settlement date of the award occurs during any blackout period under the Company’s insider trading policy, then the Participant shall be required to sell a number of whole Ordinary Shares which would otherwise be delivered to the Participant upon the vesting of the Award having an aggregate Fair Market Value, determined as of the date on which such withholding obligation arises, equal to the Required Tax Payments and remit such proceeds to the Company to pay such Required Tax Payments. Ordinary Shares to be delivered to the Company or withheld may not have a Fair Market Value in excess of the minimum amount of the Required Tax Payments (or such greater withholding amount to the extent permitted by applicable withholding rules and accounting rules without resulting in variable accounting treatment). No certificate representing an Ordinary Share shall be delivered until the Required Tax Payments have been satisfied in full.
For Israeli Participants under Section 102:

(c)Notwithstanding the foregoing and/or any of the provisions of the Plan (i) any tax consequences arising from the issuance or transfer of any Ordinary Shares upon the vesting of the Award or from any other event or act (of the Company and/or of the Participant) hereunder, shall be borne solely by the Participant, and (ii) the Company and/or the Trustee, where applicable, shall withhold taxes according to the requirements under the applicable laws, rules, regulations and/or any pre-ruling provided to the Company by the Israeli Tax Authorities, including the withholding of taxes at source.

7.2.Provisions of Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan, including the amendment provisions thereof and the provisions relating to a Change of Control, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. The Plan is incorporated herein by reference. If and to the extent that this Agreement conflicts or is inconsistent with the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly.
7.3.Notices. All notices, demands or requests made pursuant to, under or by virtue of this Agreement must be in writing and sent to the party to which the notice, demand or request is being made:
(a)unless otherwise specified by the Company in a notice delivered by the Company in accordance with this Section 6.3, any notice required to be delivered to the Company shall be properly delivered if delivered to:
NovoCure Limited
1550 Liberty Ridge Drive, Suite 115
Wayne, PA 19087

Israel RSU Agreement
Attention: Legal

(b)if to the Participant, to the address on file with the Company.
Any notice, demand or request, if made in accordance with this Section 6.3 shall be deemed to have been duly given: (i) when delivered in person; (ii) three days after being sent by United States mail; or (iii) on the first business day following the date of deposit if delivered by a nationally recognized overnight delivery service.
7.4.No Right to Employment/Consultancy/Directorship. This Agreement shall not give the Participant or other person any right to employment, consultancy or directorship by the Company or any of its Subsidiaries, or limit in any way the right of the Company or any of its Subsidiaries to terminate the Participant’s employment, consultancy or directorship at any time.
7.5.Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT, FOR ITSELF AND ITS AFFILIATES, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE ACTIONS OF THE PARTIES HERETO OR THEIR RESPECTIVE AFFILIATES PURSUANT TO THE PLAN OR THIS AGREEMENT OR IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT OF THE PLAN OR THIS AGREEMENT.
7.6.Severability of Provisions. If at any time any of the provisions of this Agreement shall be held invalid or unenforceable, or are prohibited by the laws of the jurisdiction where they are to be performed or enforced, by reason of being vague or unreasonable as to duration or geographic scope or scope of the activities restricted, or for any other reason, such provisions shall be considered divisible and shall become and be immediately amended to include only such restrictions and to such extent as shall be deemed to be reasonable and enforceable by the court or other body having jurisdiction over this Agreement and the Company and the Participant agree that the provisions of this Agreement, as so amended, shall be valid and binding as though any invalid or unenforceable provisions had not been included.
7.7.Governing Law. All matters arising out of or relating to this Agreement and the transactions contemplated hereby, including its validity, interpretation, construction, performance and enforcement, shall be governed by and construed in accordance with the internal laws of the Jersey Isles, without giving effect to its principles of conflict of laws and the laws of the State of Israel in accordance with the provisions of Section 19.2 of the Plan.
7.8.Section 409A. The Award is intended to be exempt from the applicable requirements of Section 409A as short-term deferrals and shall be limited, construed and interpreted in accordance with such intent; provided, that the Company does not guarantee to the Participant any particular tax treatment of the Award. In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on the Participant by Section 409A or any damages for failing to comply with Section 409A.
7.9.Interpretation. Unless a clear contrary intention appears: (i) the defined terms herein shall apply equally to both the singular and plural forms of such terms; (ii) reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are not prohibited by the Plan or this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually; (iii) any pronoun shall include the corresponding masculine, feminine and neuter forms; (iv) reference to any agreement, document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof; (v) reference to any law, rule or regulation means such law, rule or regulation as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any law, rule or regulation means that provision of such law, rule or regulation from time to time in effect and constituting the substantive amendment, modification, codification, replacement

Israel RSU Agreement
or reenactment of such section or other provision; (vi) “hereunder,” “hereof,” “hereto,” and words of similar import shall be deemed references to this Agreement as a whole and not to any particular article, section or other provision hereof; (vii) numbered or lettered articles, sections and subsections herein contained refer to articles, sections and subsections of this Agreement; (viii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term; (ix) “or” is used in the inclusive sense of “and/or”; (x) references to documents, instruments or agreements shall be deemed to refer as well to all addenda, exhibits, schedules or amendments thereto; and (xi) reference to dollars or $ shall be deemed to refer to U.S. dollars.
7.10.No Strict Construction. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

Swiss RSU Agreement

Novocure Limited

2024 Omnibus Incentive Plan

Restricted Share Unit Award Notice

###PARTICIPANT_NAME###
You have been awarded an Other Share-Based Award in the form of restricted share units with respect to ordinary shares of Novocure Limited, a Jersey Isle company (the “Company”), pursuant to the terms and conditions of the Novocure Limited 2024 Omnibus Incentive Plan (the “Plan”), the NovoCure Limited 2024 Omnibus Incentive Sub-Plan for Switzerland, as it may be amended from time to time (the “Sub-Plan”), and the Restricted Share Unit Award Agreement attached hereto (together with this Award Notice, the “Agreement”). Capitalized terms not defined herein shall have the meanings specified in the Plan or the Agreement, as applicable.
Restricted Share Units:    You have been awarded a restricted share unit award with respect to ###TOTAL_AWARDS### Ordinary Shares, subject to adjustment as provided in the Plan (the “Award”).
Grant Date:        ###GRANT_DATE### (“Grant Date”)
Vesting Schedule:    Except as otherwise provided in the Plan, the Agreement or any other agreement between you and the Company, the Award shall vest on the dates and in the amounts set forth below, provided you remain continuously employed by the Company through the applicable vesting date.

Vesting Dates	Restricted Share Units Vesting

###VEST_SCHEDULE_TABLE###
NOVOCURE LIMITED

By:
William F. Doyle
Executive Chairman of the Board of Directors

Acknowledgment, Acceptance and Agreement:

Swiss RSU Agreement
By electronically accepting this Award Notice, I hereby acknowledge receipt of the Agreement and the Plan, accept the Award granted to me and agree to be bound by the terms and conditions of this Award Notice, the Agreement and the Plan.

Signed as of ###ACCEPTANCE_DATE###.

PARTICIPANT

By:
Name:	###PARTICIPANT_NAME###

Swiss RSU Agreement

Novocure Limited

2024 Omnibus Incentive Plan

Restricted Share Unit Award Agreement

Novocure Limited, a Jersey Isle company (the “Company”), hereby grants to the individual (the “Participant”) named in the award notice attached hereto (the “Award Notice”) as of the date set forth in the Award Notice (the “Grant Date”), pursuant to the terms and conditions of the Novocure Limited 2024 Omnibus Incentive Plan (the “Plan”) and the NovoCure Limited 2024 Omnibus Incentive Sub-Plan for Switzerland, as it may be amended from time to time (the “Sub-Plan”), a restricted share unit award (the “Award”) with respect to the number of ordinary shares of the Company (“Ordinary Shares”), set forth in the Award Notice, upon and subject to the restrictions, terms and conditions set forth in the Award Notice, the Plan and this agreement (the “Agreement”).

1.Award Subject to Acceptance of Agreement. The Award shall be null and void unless the Participant electronically accepts the Award Notice and this Agreement within the Participant’s stock plan account with the Company’s stock plan administrator according to the procedures then in effect.
2.Rights as a Stockholder. The Participant shall not be entitled to any privileges of ownership with respect to the Ordinary Shares subject to the Award unless and until, and only to the extent, such Ordinary Shares become vested pursuant to Section 3 hereof and the Participant becomes a shareholder of record with respect to such Ordinary Shares.
3.Restriction Period and Vesting. The Award shall vest in accordance with the vesting schedule set forth in the Award Notice, provided the Participant remains continuously employed by the Company through the applicable vesting date. The period of time prior to the vesting shall be referred to herein as the “Restriction Period.” In the event of the Participant’s Termination, the portion of the Award that was not vested immediately prior to such Termination shall be immediately forfeited by the Participant and cancelled by the Company.
4.Settlement of Award.  Subject to Article 6, as soon as practicable (but not later than 30 days) after the vesting of the Award, in whole or part, the Company shall issue or transfer to the Participant (or such other person as is acceptable to the Company and designated in writing by the Participant) the number of Ordinary Shares underlying the vested portion of the Award. The Company may effect such issuance or transfer either by the delivery of one or more share certificates to the Participant or by making an appropriate entry on the books of the Company or the transfer agent of the Company. Except as otherwise provided in Section 6.1, the Company shall pay all original issue or transfer taxes and all fees and expenses incident to such delivery or issuance.  Prior to the issuance or transfer to the Participant of the Ordinary Shares subject to the Award, the Participant shall have no direct or secured claim in any specific assets of the Company or in such Ordinary Shares, and will have the status of a general unsecured creditor of the Company.
5.Restrictions or Transfer, Representations and Detrimental Activity.
5.1.Restrictions on Transfer of Award. The provisions in the Plan regarding restrictions on Transfer shall apply to the Award.
5.2.Representations. Upon the vesting of the Award, the Participant: (i) will be deemed to acknowledge and make such representations and warranties as may be requested by the Company for compliance with applicable laws, and any issuances of Ordinary Shares by the Company shall be made in reliance upon the express representations and warranties of the Participant; and (ii) will not sell, transfer or otherwise dispose of the Ordinary Shares in violation of the Plan or this Agreement or dispose of the Ordinary Shares unless and until the Participant has complied with all requirements of this Agreement applicable to the disposition of the Ordinary Shares.

Swiss RSU Agreement
5.3.Detrimental Activity.
(a)Pursuant to the Plan, in the event the Participant engages in Detrimental Activity prior to, or during the one year period after, any settlement of the Award, the Committee shall direct (at any time within one year thereafter) that the Award (whether vested or unvested) shall be immediately forfeited to the Company and that the Participant shall pay over to the Company (i) the Ordinary Shares received from the settlement of the Award or (ii) if Ordinary Shares received from the settlement of the Award have been transferred, an amount equal to the Fair Market Value of such Ordinary Shares on the date of settlement.
(b)The restrictions regarding Detrimental Activity are necessary for the protection of the business and goodwill of the Company and are considered by the Participant to be reasonable for such purposes. Without intending to limit the legal or equitable remedies available in the Plan and in this Agreement, the Participant acknowledges that engaging in Detrimental Activity will cause the Company material irreparable injury for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of such activity or threat thereof, the Company shall be entitled, in addition to the remedies provided under the Plan, to obtain from any court of competent jurisdiction a temporary restraining order or a preliminary or permanent injunction restraining the Participant from engaging in Detrimental Activity or such other relief as may be required to specifically enforce any of the covenants in the Plan and this Agreement without the necessity of posting a bond, and in the case of a temporary restraining order or a preliminary injunction, without having to prove special damages.

6.Additional Terms and Conditions of Award.
6.1.
6.1.Withholding Taxes.

(a)As a condition precedent to the issuance or transfer of any Ordinary Shares upon the vesting of the Award, the Participant shall, upon request by the Company, pay to the Company such amount as the Company may be required, under all applicable federal, state, local or other laws or regulations, to withhold and pay over as income or other withholding taxes (the “Required Tax Payments”) with respect to the issuance or transfer of such Ordinary Shares. If the Participant shall fail to advance the Required Tax Payments after request by the Company, the Company may, in its discretion, deduct any Required Tax Payments from any amount then or thereafter payable by the Company to the Participant.
(b)Under the terms of this Agreement, the Participant’s obligations to pay the Required Tax Payments shall be satisfied, at the election of the Participant, by one of the following means: (i) a check or cash payment to the Company; (ii) except as may be prohibited by applicable law, a cash payment by a broker whom the Company has selected for this purpose and to whom the Participant has authorized to sell any shares acquired upon the vesting of the award to meet the Required Tax Payments; or (iii) any combination of (i) and (ii); provided, further, that if the settlement date of the award occurs during any blackout period under the Company’s insider trading policy, then the Participant shall be required to sell a number of whole Ordinary Shares which would otherwise be delivered to the Participant upon the vesting of the Award having an aggregate Fair Market Value, determined as of the date on which such withholding obligation arises, equal to the Required Tax Payments and remit such proceeds to the Company to pay such Required Tax Payments. Ordinary Shares to be delivered to the Company or withheld may not have a Fair Market Value in excess of the minimum amount of the Required Tax Payments (or such greater withholding amount to the extent permitted by applicable withholding rules and accounting rules without resulting in variable accounting treatment). No certificate representing an Ordinary Share shall be delivered until the Required Tax Payments have been satisfied in full.
6.2.Provisions of Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan, including the amendment provisions thereof and the provisions

Swiss RSU Agreement
relating to a Change of Control, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. The Plan is incorporated herein by reference. If and to the extent that this Agreement conflicts or is inconsistent with the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly.
6.3.Notices. All notices, demands or requests made pursuant to, under or by virtue of this Agreement must be in writing and sent to the party to which the notice, demand or request is being made:
(a)unless otherwise specified by the Company in a notice delivered by the Company in accordance with this Section 6.3, any notice required to be delivered to the Company shall be properly delivered if delivered to:
NovoCure Limited
1550 Liberty Ridge Drive, Suite 115
Wayne, PA 19087
Attention: Legal

(b)if to the Participant, to the address on file with the Company.
Any notice, demand or request, if made in accordance with this Section 6.3 shall be deemed to have been duly given: (i) when delivered in person; (ii) three days after being sent by United States mail; or (iii) on the first business day following the date of deposit if delivered by a nationally recognized overnight delivery service.
6.4.No Right to Employment/Consultancy/Directorship. This Agreement shall not give the Participant or other person any right to employment, consultancy or directorship by the Company or any of its Subsidiaries, or limit in any way the right of the Company or any of its Subsidiaries to terminate the Participant’s employment, consultancy or directorship at any time.
6.5.Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT, FOR ITSELF AND ITS AFFILIATES, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE ACTIONS OF THE PARTIES HERETO OR THEIR RESPECTIVE AFFILIATES PURSUANT TO THE PLAN OR THIS AGREEMENT OR IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT OF THE PLAN OR THIS AGREEMENT.
6.6.Severability of Provisions. If at any time any of the provisions of this Agreement shall be held invalid or unenforceable, or are prohibited by the laws of the jurisdiction where they are to be performed or enforced, by reason of being vague or unreasonable as to duration or geographic scope or scope of the activities restricted, or for any other reason, such provisions shall be considered divisible and shall become and be immediately amended to include only such restrictions and to such extent as shall be deemed to be reasonable and enforceable by the court or other body having jurisdiction over this Agreement and the Company and the Participant agree that the provisions of this Agreement, as so amended, shall be valid and binding as though any invalid or unenforceable provisions had not been included.
6.7.Governing Law. All matters arising out of or relating to this Agreement and the transactions contemplated hereby, including its validity, interpretation, construction, performance and enforcement, shall be governed by and construed in accordance with the internal laws of the Jersey Isles, without giving effect to its principles of conflict of laws.
6.8.Section 409A. The Award is intended to be exempt from the applicable requirements of Section 409A as short-term deferrals and shall be limited, construed and interpreted in accordance with such intent; provided, that the Company does not guarantee to the Participant any

Swiss RSU Agreement
particular tax treatment of the Award. In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on the Participant by Section 409A or any damages for failing to comply with Section 409A.
6.9.Interpretation. Unless a clear contrary intention appears: (i) the defined terms herein shall apply equally to both the singular and plural forms of such terms; (ii) reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are not prohibited by the Plan or this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually; (iii) any pronoun shall include the corresponding masculine, feminine and neuter forms; (iv) reference to any agreement, document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof; (v) reference to any law, rule or regulation means such law, rule or regulation as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any law, rule or regulation means that provision of such law, rule or regulation from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision; (vi) “hereunder,” “hereof,” “hereto,” and words of similar import shall be deemed references to this Agreement as a whole and not to any particular article, section or other provision hereof; (vii) numbered or lettered articles, sections and subsections herein contained refer to articles, sections and subsections of this Agreement; (viii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term; (ix) “or” is used in the inclusive sense of “and/or”; (x) references to documents, instruments or agreements shall be deemed to refer as well to all addenda, exhibits, schedules or amendments thereto; and (xi) reference to dollars or $ shall be deemed to refer to U.S. dollars.
6.10.No Strict Construction. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.